UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2003

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri	1-6089	44-0607856

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

4400 Main Street, Kansas City, MO	64111

(Address of Principal Executive Offices)	(Zip Code)

(816) 753-6900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

Item 12. Results of Operations and Financial Condition.

On June 11, 2003, H&R Block, Inc. (the “Company”) issued a press release regarding the Company’s results of operations for the fiscal year ended April 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The attached press release supersedes the earlier press release attached to Form 8-K as filed on June 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: June 13, 2003	By:

/s/ James H. Ingraham James H. Ingraham Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit 99.1   Press Release issued June 11, 2003.